Exhibit 99.1

Social Finance Technologies to Trade on Nasdaq as “SOFI”

PALO ALTO, Calif.—May 18, 2021 -- Social Capital Hedosophia Holdings Corp. V (NYSE: IPOE) (“SCH” and, after the Domestication as described below, “SoFi Technologies”) today announced the pending transfer of the listing of its Class A ordinary shares, par value $0.0001 per share (the “SCH Class A ordinary shares”) and redeemable warrants (the “SCH warrants”) from the New York Stock Exchange (“NYSE”) to the Nasdaq Global Select Market (“Nasdaq”) in connection with its pending business combination with Social Finance, Inc. (“SoFi”).

Prior to the consummation of the business combination, SCH will domesticate as a Delaware corporation and will change its name to “SoFi Technologies, Inc.” (the “Domestication”). In connection with the Domestication, (1) each of the then issued and outstanding SCH Class A ordinary shares will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of SoFi Technologies (the “SoFi Technologies common stock”); (2) each of the then issued and outstanding SCH warrants will convert automatically into a redeemable warrant to acquire one share of SoFi Technologies common stock (the “SoFi Technologies warrants”); and (3) each of the then issued and outstanding units of SCH that have not been previously separated into the underlying SCH Class A ordinary shares and underlying SCH warrants upon the request of the holder thereof (the “SCH units”), will be cancelled and will entitle the holder thereof to one share of SoFi Technologies common stock and one-fourth of one SoFi Technologies warrant.

Trading is expected to begin on the Nasdaq on June 1, 2021 (assuming SCH’s business combination with SoFi closes on May 28, 2021 as described further below) under the new ticker symbol “SOFI” for the SoFi Technologies common stock and “SOFIW” for the SoFi Technologies warrants. Until the Domestication and exchange listing transfer is complete, the SCH Class A ordinary shares, SCH warrants and SCH units will continue to trade under the ticker symbols “IPOE”, "IPOE.WS" and "IPOE.U”, respectively, on the NYSE.

The last day of trading on the NYSE is expected to be on May 28, 2021, which is the date on which SCH’s business combination with SoFi is currently expected to close, subject to receipt of shareholder approval at SCH’s extraordinary general meeting on May 27, 2021 and the satisfaction of other customary closing conditions.

No action is required by existing SCH shareholders with respect to the ticker symbol or exchange listing change.

About Social Capital Hedosophia V

Social Capital Hedosophia is a partnership between the investment firms of Social Capital and Hedosophia. Social Capital Hedosophia Holdings unites technologists, entrepreneurs and technology-oriented investors around a shared vision of identifying and investing in innovative and agile technology companies. To learn more about Social Capital Hedosophia, visit www.socialcapitalhedosophiaholdings.com.

About SoFi

SoFi helps people achieve financial independence to realize their ambitions. Our products for borrowing, saving, spending, investing and protecting give our over 2 million members fast access to tools to get their money right. SoFi membership comes with the key essentials for getting ahead, including career advisors and connection to a thriving community of like-minded, ambitious people. SoFi is also the naming rights partner of SoFi Stadium, home of the Los Angeles Chargers and the Los Angeles Rams. For more information, visit www.soFi.com or download our iOS and Android apps.

Additional Information and Where to Find It

This press release relates to a proposed transaction between SoFi and SCH. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, SCH has filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which includes a document that serves as a prospectus and proxy statement of SCH, referred to as a proxy statement/prospectus, that is both the proxy statement/prospectus which has been distributed to SCH’s shareholders in connection with SCH’s solicitation of proxies for the vote by SCH’s shareholders with respect to the proposed transaction as described in the registration statement as well as the prospectus relating to the offer of the securities to be issued to SCH's security holders in connection with SCH's proposed domestication as a Delaware corporation in connection with the proposed transaction as described in the registration statement. SCH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of SCH are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. SCH has mailed a definitive proxy statement/prospectus and other relevant documents to its shareholders of record as of April 29, 2021, the record date established for the extraordinary general meeting of stockholders relating to the proposed transaction.

Investors and security holders are able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SCH through the website maintained by the SEC at www.sec.gov.

The documents filed by SCH with the SEC also may be obtained free of charge at SCH’s website at http://www.socialcapitalhedosophiaholdings.com/docse.html or upon written request to 317 University Ave, Suite 200, Palo Alto, California 94301.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between SoFi and SCH. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SCH’s securities, (ii) the risk that the transaction may not be completed by SCH’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SCH, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement and Plan of Merger, dated as of January 7, 2021, as amended on March 16, 2021 (as it may be further amended, the “Merger Agreement”) by the shareholders of SCH, the satisfaction of the minimum trust account amount following redemptions by SCH’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE Investment, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on SoFi’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of SoFi and potential difficulties in SoFi employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against SoFi or against SCH related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of SCH’s securities on a national securities exchange, (xi) the price of SCH’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which SCH plans to operate or SoFi operates, variations in operating performance across competitors, changes in laws and regulations affecting SCH’s or SoFi’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SCH’s Annual Report on Form 10-K, as amended, the registration statement on Form S-4 discussed above and other documents filed by SCH from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and SoFi and SCH assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither SoFi nor SCH gives any assurance that either SoFi or SCH, or the combined company, will achieve its expectations.

Contacts

Investors

SoFi

ir@sofi.org

Media

Rachel Rosenweig

SoFi

rrosenzweig@sofi.org

+1.847.421.2093

Social Capital Hedosophia

Media

Sara Evans / Kerry Golds

Finsbury Glover Hering

sara.evans@fgh.com / kerry.golds@fgh.com

+1.917.344.9279 / +1.646.957.2279

Jonathan Gasthalter / Carissa Felger

Gasthalter & Co.

SCH@gasthalter.com

+1.212.257.4170